Dec. 23, 2020
AllianzIM U.S. Large Cap Buffer10 Jan ETF
As of the date of this Supplement, the Cap for the Fund for the Outcome Period is expected to be between 12.75% and 14.75%, prior to taking into account any fees or expenses charged to the Fund. When the Fund’s annualized management fee of 0.74% of the Fund’s average daily net assets is taken into account, the Cap is expected to be between 12.01% and 14.01%, as of the date of this Supplement.
AllianzIM U.S. Large Cap Buffer20 Jan ETF
As of the date of this Supplement, the Cap for the Fund for the Outcome Period is expected to be between 6.00% and 8.00%, prior to taking into account any fees or expenses charged to the Fund. When the Fund’s annualized management fee of 0.74% of the Fund’s average daily net assets is taken into account, the Cap is expected to be between 5.26% and 7.26%, as of the date of this Supplement.